UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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Wall Street EWM Funds Trust
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Evercore Equity Fund
Wall Street EWM Funds Trust
55 East 52nd Street, 23rd Floor
New York, New York 10055
March 26, 2021
Dear Shareholder:
Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders of Evercore Equity Fund (the “Fund”), the sole series of Wall Street EWM Funds Trust (the “Trust”). Due to COVID-19 health and safety concerns and restrictions, the Special Meeting of Shareholders (the “Meeting”) will be conducted by telephone only on April 23, 2021, at 10:00 a.m., Eastern Time. If you would like to attend the Meeting via conference call, please send an email to attendameeting@astfinancial.com. Please use the email subject line “Evercore Special Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 5:00 p.m. Eastern Time, on April 21, 2021.

At the Meeting, the shareholders of the Fund who are entitled to vote at the Meeting will be asked to approve the proposals described below:
1.Elect the Board of Trustees of the Trust (the “Board”).
2.Approve changes to the Fund’s fundamental investment restrictions with respect to:
a.investing in a single issuer
b.concentration
c.investing in other companies for the purpose of exercising control
d.investing in real estate
e.investing in commodities
f.making loans
g.underwriting
h.purchasing securities on margin, short sales, and put and call options
i.borrowing money
j.pledging, mortgaging or hypothecation of assets
Under Proposal 1, the shareholders are being asked to elect each of the three current Board members.
Under Proposals 2.A. through 2.J., the shareholders are being asked to approve changes to the fundamental investment restrictions that apply to the Fund. The Investment Company Act of 1940, as amended (the “1940 Act”) requires all mutual funds (such as the Fund) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendments described in Proposals 2.A. through 2.J. are intended to give the Fund greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval.
The Board has approved the proposals identified above and recommends that you vote “FOR” each of them. Although the Board has determined that a vote “FOR” each proposal is in your best interest, the final decision is yours.
The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs associated with follow-up letters and calls. Please be sure to vote and return your proxy card(s).
It is very important that we receive your vote before April 23, 2021.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•PHONE: Call the toll-free number on your proxy card.  Enter the control number on your proxy card and follow the instructions.

•INTERNET: Visit the website indicated on your proxy card.  Enter the control number on your proxy card and follow the instructions.

•MAIL: Complete the proxy card(s) enclosed in this package.  BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

Thank you for your continued support.
Sincerely,

Frederick Taylor
President and Chairman
Wall Street EWM Funds Trust
Evercore Equity Fund

Evercore Equity Fund
Wall Street EWM Funds Trust
55 East 52nd Street, 23rd Floor
New York, New York 11055

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2021

To the Shareholders of Evercore Equity Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Evercore Equity Fund (the “Fund”), the sole series of Wall Street EWM Funds Trust (the “Trust”), will be held on April 23, 2021, at 10:00 a.m., Eastern Time, by telephone (the “Meeting”). If you would like to attend the Meeting via conference call, please send an email to attendameeting@astfinancial.com. Please use the email subject line “Evercore Special Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 5:00 p.m. Eastern Time, on April 21, 2021. The purpose of the Meeting is to consider and act upon the matters described below:

1.Elect the Board of Trustees of the Trust (the “Board”).
2.Approve changes to the Fund’s fundamental investment restrictions with respect to:
a.investing in a single issuer
b.concentration
c.investing in other companies for the purpose of exercising control
d.investing in real estate
e.investing in commodities
f.making loans
g.underwriting
h.purchasing securities on margin, short sales, and put and call options
i.borrowing money
j.pledging, mortgaging or hypothecation of assets

3.    Transact such other business that may properly come before the Meeting or any adjournments or postponements thereof.
The Board unanimously recommends that you vote in favor of each proposal.
Shareholders of record as of the close of business on February 28, 2021 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. It is important that your shares be represented at the Meeting or by proxy, no matter how many shares you own.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. This is important to ensure a quorum at the Meeting. You also may return proxies by voting on-line or by touch-tone voting. Proxies may be revoked at any time before they are exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending and voting at the Meeting.

YOUR VOTE IS IMPORTANT
PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
Please mark and mail your proxy promptly in order to save on any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.
By Order of the Board,

Ruth P. Calaman
Executive Vice President and Secretary
Dated:     March 26, 2021
New York, New York

Evercore Equity Fund
Wall Street EWM Funds Trust
55 East 52nd Street, 23rd Floor
New York, New York 10055

PROXY STATEMENT DATED MARCH 26, 2021 FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2021

This Proxy Statement is being furnished to the shareholders of Evercore Equity Fund (the “Fund”), the sole series of Wall Street EWM Funds Trust (the “Trust”), in connection with the solicitation by the Trust’s Board of Trustees of proxies for the Special Meeting of Shareholders of the Trust to be held on April 23, 2021, at 10:00 a.m., Eastern Time, by telephone, or any adjournment or postponement thereof (the “Meeting”). If you would like to attend the Meeting via conference call, please send an email to attendameeting@astfinancial.com. Please use the email subject line “Evercore Special Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 5:00 p.m. Eastern Time, on April 21, 2021.

This Proxy Statement relates to the following matters, and shareholders of the Fund are entitled to vote separately on each of the following proposals:
1.    To elect the Board of Trustees of the Trust (the “Board”).
    2.    To approve changes to the Fund’s fundamental investment restrictions with respect to:
a.investing in a single issuer
b.concentration
c.investing in other companies for the purpose of exercising control
d.investing in real estate
e.investing in commodities
f.making loans
g.underwriting
h.purchasing securities on margin, short sales, and put and call options
i.borrowing money
j.pledging, mortgaging or hypothecation of assets

3.    To transact such other business that may properly come before the Meeting or any adjournments or postponements thereof.
The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”
Evercore Wealth Management, LLC (the “Adviser”) is the Fund’s investment adviser, located at 55 East 52nd Street, 23rd Floor, New York, New York 10055. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC (“Fund Services”), located at 615 E. Michigan Street Milwaukee, Wisconsin 53202.  U.S. Bank, N.A., an affiliate of Fund Services, located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian.  Quasar Distributors, LLC, an indirect, wholly-owned subsidiary of Foreside Distributors, LLC, is located at 111 E. Kilbourn Ave., Suite 1250, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter or distributor, and offers shares of the Fund on a continuous basis.

Shareholders of record as of the close of business on February 28, 2021 (the “Record Date”) are entitled to vote at the Meeting. Additional information regarding outstanding shares, voting your proxy card and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on
April 23, 2021

This Proxy Statement, which you should read and retain for future reference, contains important information regarding the Proposals that you should know before voting. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy card(s) to shareholders is scheduled to begin on or about March 26, 2021. This Proxy Statement and proxy card(s) also will be available at https://vote.proxyonline.com/evercore/docs/2021.pdf on or about March 26, 2021.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Shareholders may request copies of the Trust’s annual and/or semi-annual reports by writing to the Trust at 55 East 52nd Street, 23rd Floor, New York, New York 10055 or by calling 1-800-443-4693.

OVERVIEW
Under Proposal 1, the shareholders of the Fund are being asked to elect each of the three current Board members to continue to serve on the Board.
Under Proposals 2.A. through 2.J., the shareholders of the Fund are being asked to approve changes to the fundamental investment restrictions that apply to the Fund. The 1940 Act requires all mutual funds (such as the Fund) to adopt certain “fundamental” investment restrictions with respect to several specific types of investment activities. Fundamental investment restrictions cannot be changed without shareholder approval. The amendments described in Proposals 2.A. through 2.J. are intended to give the Fund greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval.
PROPOSAL 1: ELECTION OF BOARD OF TRUSTEES
The purpose of this Proposal is to elect three trustee nominees (each, a “Nominee,” and together, the “Nominees”) to continue to serve on the Board of Trustees of the Trust.
The Board currently has three members, who are the Nominees:  Mr. Frederick Taylor, Ms. Laird I. Grant, and Ms. Katharine L. Plourde. Mr. Taylor is an “interested person” (as defined in the 1940 Act) (an “Interested Trustee”) of the Trust. Mses. Grant and Plourde are not “interested persons” (as defined in the 1940 Act) (each, an “Independent Trustee”) of the Trust.
Interested Trustee/Nominee: Mr. Taylor currently serves as an Interested Trustee, Chairman and President of the Trust.  He currently serves as a Senior Advisor of the Adviser. As a result of Mr. Taylor’s affiliation with the Fund’s investment adviser, Mr. Taylor is considered an “interested person” of the Fund, and, if elected, would continue to serve as Interested Trustee.
Independent Trustees/Nominees: Ms. Grant and Ms. Plourde currently serve as Independent Trustees of the Trust and are not affiliated persons of the Fund, the Adviser, or the Trust’s principal underwriter. If elected, Ms. Grant and Ms. Plourde would continue to serve as Independent Trustees of the Trust.
As indicated under “Trustee and Officer Information” below, Mr. Taylor, Ms. Grant and Ms. Plourde have considerable business experience in investment management matters. The Board has proposed for election by the shareholders each of the three current members of the Board. Section 16(a) of the 1940 Act provides that an additional Trustee may be appointed by the Board only if, after his or her appointment, at least two-thirds of the Trustees have been elected by the shareholders.  If Mr. Taylor or Ms. Grant, who have been elected by shareholders, were to resign from the Board, the appointment of an additional Trustee would result in only one-third of the Board having been elected by the Fund’s shareholders. Accordingly, the Board believes it would be beneficial to submit each Nominee for election by the Fund’s shareholders.
TRUSTEE AND OFFICER INFORMATION
The business and affairs of the Fund are managed by its officers under the direction of the Board of Trustees. The Board is responsible for general oversight of the operations of the Fund and the Trust.  The Board establishes the Fund’s policies and meets regularly to review the activities of the Fund’s officers, who are responsible for day-to-day operations of the Fund. The name, age, business address, principal occupations during the past five years, and other information with respect to each of the Nominees and the officers of the Trust are set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES/NOMINEES
Laird I. Grant 55 East 52nd Street, 23rd Floor New York, NY 10055 (born 1945)	Trustee	Since 2012	Retired; Managing Director and Senior Portfolio Manager, U.S. Trust Company of Florida, 2001-2008.	1
Trustee, Community Foundation of Collier County, 2014-2017; Chair of the Investment Committee, Community Foundation of Collier County 2014-2017; Member of the Investment Committee, Community Foundation of Collier County 2013-2014; David Lawrence Center 2019-Present; Toscana at Bay Colony 2019-Present.

Katharine L. Plourde 55 East 52nd Street, 23rd Floor New York, NY 10055 (born 1951)	Trustee	Since 2014	Private Investor; Corporate Director of three NYSE-listed companies: Pall Corporation, OM Group, and Albany International.	1	Pall Corporation 1995-2015; OM Group 2002-2015; Albany International 2013-Present.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE/NOMINEE
Frederick Taylor** 55 East 52nd Street, 23rd Floor New York, NY 10055 (born 1941)	Chairman, Trustee, and President	Since 2013	Senior Advisor, Evercore Wealth Management, LLC 2008-Present.	1	John’s Island Golf Club, 2012-2020; Vero Beach Museum and Vero Beach Endowment Trust Board, 2012-2020; Trustee Emeritus, Wesleyan University, 2006-Present.
OFFICERS
Ruth P. Calaman 55 East 52nd Street, 23rd Floor New York, NY 10055 (born 1966)	Executive Vice President, Secretary and Chief Compliance Officer	Since 2012	General Counsel, Chief Compliance Officer, Evercore Wealth Management LLC and Evercore Trust Company, N.A. since 2011.	N/A	None

Dianna Caban 55 East 52nd Street, 23rd Floor New York, NY 10055 (born 1967)	Executive Vice President and Treasurer	Since 2019	Director, Evercore Wealth Management LLC since 2008.	N/A	None
* Each Trustee serves for an indefinite term until his or her successor is duly elected and qualified, unless the Trustee resigns, dies or is removed in accordance with the provisions of the Trust’s Declaration of Trust.
The President, Treasurer and Secretary of the Trust shall each hold office until their successors are chosen and qualified and all other officers shall hold office at the pleasure of the Trustees. Any officer may be removed from office whenever in the judgment of the Trustees the best interest of the Trust will be served thereby.
** Frederick Taylor is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust because he is a Senior Advisor of the Adviser.
        Qualification of Trustees/Nominees. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee represent a diversity of experiences and a variety of complementary skills. There are no specific required qualifications for Board membership. The Board does not have a standing nominating committee and believes it is appropriate not to have such a committee given the size of the Board. The Independent Trustees are responsible for the selection and nomination of candidates to serve as Independent Trustees of the Trust. Each Nominee is believed to possess the experience, skills, and attributes necessary to serve the Fund and its shareholders because each Nominee demonstrates a strong ability to consider complex business and financial matters and contribute effectively to the deliberations of the Board. Set forth below are certain additional experience and qualifications of each Nominee.

        Interested Trustee/Nominee
        Frederick Taylor became a Trustee in 2013. Mr. Taylor has extensive experience in the investment management industry as a vice chairman and chief investment officer of a trust company. Mr. Taylor has also served as a board member for various companies and not-for-profit organizations.
        Independent Trustees/Nominees
        Laird I. Grant became a Trustee in 2012. Ms. Grant has extensive experience in the investment management industry as a managing director, president, chief executive officer, executive vice president, chief investment officer and portfolio manager of a trust company. Ms. Grant has also served as a board member for various companies and not-for-profit organizations.
        Katharine L. Plourde became a Trustee in 2014. Ms. Plourde has extensive experience in the financial services and investment management industries as a former securities analyst at a major investment bank, where she was a managing director and principal focusing on research coverage of the specialty chemical, specialty material, industrial gas and related industries. Ms. Plourde also serves as a member of the board of a publicly traded company.
Board Leadership Structure. The Board of Trustees has general oversight responsibility with respect to the operation of the Fund and the Trust. The Board of Trustees has engaged Evercore Wealth Management, LLC to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Fund. Frederick Taylor, who serves as an Interested Trustee, is Chairman of the Board of Trustees. Mr. Taylor is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is a Senior Advisor of the Adviser. The Fund does not have a lead independent trustee. The Board of Trustees reviews its structure periodically and believes that its leadership structure is appropriate given the asset size of the Fund, the number of Trustees overseeing the Fund and the Board of Trustees’ oversight responsibilities, as well as the Fund’s business activities and management structure. During the fiscal year ended December 31, 2020, the Board held four meetings, and each current Trustee attended at least 75% of the aggregate of: (i) the total number of Board meetings, and (ii) the total number of meetings held by any committee on which he or she served.
The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities. The Audit Committee is comprised exclusively of the two Independent Trustees. The Audit Committee typically meets twice per year with respect to the Fund. The functions of the Audit Committee are to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee for the Fund met twice during the Fund’s fiscal year ended December 31, 2020.
Board Oversight of Risk. Through its direct oversight of Fund officers, and indirectly through the Audit Committee and service providers, the Board of Trustees performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board of Trustees, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board of Trustees regarding compliance matters for the Fund and its service providers.
The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and periodically with the Fund’s chief compliance officer.
Compensation. For his or her service on the Board, each Trustee receives an annual fee of $15,000. In addition, the Trustees are reimbursed for expenses incurred in connection with their attendance at Board meetings held during the year. Information regarding compensation paid to the Trustees for the most recent fiscal year ended December 31, 2020, is set forth below. The Fund makes no payments of salary to any officer in such capacity.
Trustee Compensation Table for the Fiscal Year Ended December 31, 2020

Trustee/Nominee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex* Paid to Trustees
Independent Trustees/Nominees
Laird I. Grant	$15,000	$0	$0	$15,000
Katharine L. Plourde	$15,000	$0	$0	$15,000
Interested Trustee/Nominee
Frederick Taylor	$15,000	$0	$0	$15,000
*The Fund Complex includes only the Fund.
Board Interest in the Fund. As of December 31, 2020, the Trustees owned the following amounts in the Fund:

Trustee/Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by the Trustee/Nominee in Family of Investment Companies
Independent Trustees/Nominees
Laird I. Grant	A	A
Katharine L. Plourde	A	A
Interested Trustee/Nominee
Frederick Taylor	A	A
A = None; B = $1-$10,000; C = $10,001 - $50,000; D = $50,001-$100,000; E = over $100,000

As of February 28, 2021, all officers and Trustees of the Trust as a group owned (according to information supplied by them) of record or beneficially a total of 6,289 shares or approximately 0.06% of the Fund’s outstanding shares. No Nominee who is an Independent Trustee, and no member of his or her immediate family, beneficially owns or owns of record securities representing interests in the Adviser or principal underwriter of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Independent Trustee’s spouse, children residing in the Independent Trustee’s household and dependents of the Trustee. Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Shareholder Communications. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Ruth Calaman, Secretary of the Trust, 55 East 52nd Street, 23rd Floor, New York, New York 10055, who will forward such communication to the Trustee(s) as appropriate.

Required Vote for Proposal 1. Each Nominee will be elected to continue to serve as a Trustee if he or she receives a plurality of the votes cast by all shares of the Fund, to be voted in the aggregate.  This means that the three Nominees for election receiving the highest number of affirmative votes cast at the Meeting will be elected to the Board as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee.  Each Nominee has consented to being named in this Proxy Statement and indicated that he or she is able and willing to continue serve as a Trustee.  In the unanticipated event that any Nominee becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board unless you instruct otherwise. The approval of one Nominee is not contingent on the approval of the other Nominees.

The Board recommends that shareholders of the Fund vote “FOR” each Nominee in Proposal 1.

PROPOSAL 2: APPROVAL OF CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
Background
The Fund operates in accordance with the investment objective and restrictions described in its Prospectus and Statement of Additional Information (“SAI”). The Fund has designated certain investment restrictions as “fundamental.” Fundamental investment restrictions of mutual funds (such as the Fund) cannot be changed without shareholder approval. In contrast, non-fundamental investment restrictions may be amended by Board action, without separate shareholder approval.
The 1940 Act requires all mutual funds to adopt certain “fundamental” investment restrictions with respect to several specific types of activities, including a fund’s ability to: borrow money; issue senior securities; engage in the business of underwriting securities issued by other persons; concentrate its investments in any particular industry or group of industries; purchase or sell real estate; purchase or sell commodities; and make loans to other persons. The 1940 Act also requires funds to state whether they are diversified or non-diversified, as those terms are defined in the 1940 Act. The 1940 Act permits a fund to designate any other of its policies as fundamental investment restrictions, as the fund deems necessary or desirable.
The Adviser has reviewed the Fund’s current fundamental investment restrictions and has recommended to the Board that they be amended and that certain investment restrictions be eliminated, subject to shareholder approval. In some cases, these restrictions reflect government regulations that no longer exist. In other cases, the limitations are more stringent than current government regulations require. In general, the amendments described in Proposals 2.A. through 2.J. are intended to give the Fund greater flexibility to take advantage of, and react to, changing financial markets, new investment opportunities, and future changes in applicable law — without the expense and delay of seeking further shareholder approval. Accordingly, the proposed investment restrictions are written and will be interpreted broadly. The Adviser believes that the proposed investment restrictions will enhance the Adviser’s ability to manage the Fund in a changing regulatory or investment environment.
The Fund currently has certain fundamental investment restrictions that are not required to be so designated by the 1940 Act. These restrictions are discussed in Proposals 2.A., 2.C., 2.H. and 2.J. below. The Fund proposes to eliminate these restrictions in order to simplify the set of fundamental investment restrictions under which it operates and potentially to afford the Fund greater flexibility in the future.

The proposed amendments, including elimination of certain policies currently designated as fundamental restrictions, are not expected to have any material effect on the manner in which the Fund currently invests or operates or on the investment risks currently associated with the Fund.
While the proposed amendments are intended to provide the Adviser with greater flexibility in managing the Fund’s assets, the Fund would continue to be managed subject to the limitations imposed by the 1940 Act, as well as the investment objective, strategies and policies expressed in the Fund’s Prospectus and SAI. From time to time, the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the rules thereunder, including through no-action letters and exemptive orders. For flexibility, the proposed investment restrictions will be interpreted with regard to these interpretations or modifications, as they are given from time to time. Therefore, it is possible that the interpretation of the Fund’s investment restrictions could change in the future. To the extent that an amended investment restriction may provide the Fund with additional flexibility with respect to certain trading practices, and to the extent that the Fund uses such flexibility in the future, the Fund may become subject to a greater degree to the risks associated with such trading practices. Any material changes to the manner in which the Fund currently invests or operates or to the investment risks currently associated with the Fund in response to the amended investment restrictions would require consideration by the Board and disclosure in the Fund’s Prospectus or SAI, as appropriate.
Proposals 2.A. through 2.J.
Shareholders of the Fund are being asked to approve amendments to the Fund’s fundamental investment restrictions. The amendment to each investment restriction is set forth in a separate Proposal below, and shareholders of the Fund will be asked to vote on each separate Proposal.
If approved by shareholders of the Fund, each amended investment restriction will become effective when the Fund’s SAI is revised or supplemented to reflect the amendment. If a proposed amendment is not approved, the current investment restriction will remain in effect.
Proposal 2.A. Fundamental Restrictions Relating to Investing in a Single Issuer
The following are the statements of the Fund’s current investment restrictions relating to the Fund’s ability to invest in the securities of a single issuer.

The Fund may not invest more than 5% of its total assets (at the time of purchase) in any issuer (other than the U.S. Government, its agencies and instrumentalities).

The Fund may not invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities of any such issuer.

Proposed Revision
Under the proposed amendment, the Fund’s investment restrictions relating to the Fund’s ability to invest in the securities of a single issuer will be removed. The removal of these investment restrictions does not change the Fund’s classification as a diversified fund.

Discussion of Proposal 2.A.
The 1940 Act requires a fund to state whether it is a “diversified company” or a “non-diversified company,” as those terms are defined under the 1940 Act. The 1940 Act does not, however, require a fund to designate its diversification status as a fundamental investment restriction.
The Fund is a “diversified” fund, and if Proposal 2.A. is approved, the Fund intends to continue to operate as a diversified fund under the 1940 Act. A diversified fund is limited as to the amount it may invest in any single issuer. Currently under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of the fund’s total assets would be invested in the securities of any one issuer or the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings.
The 1940 Act provides that a fund may not change its classification from diversified to non-diversified unless authorized by the vote of a majority of the outstanding voting securities of the fund. No such vote is required, however, for a fund to change its classification from non-diversified to diversified; such a change may occur by operation of law.
The Fund has designated the two current investment restrictions regarding the Fund’s ability to invest in the securities of a single issuer set forth above as fundamental investment restrictions. However, the 1940 Act does not require a fund to do so. In addition, these current investment restrictions are more restrictive than the definition of a diversified fund under the 1940 Act discussed above, because the percentage limits apply to the entirety of the Fund’s assets as opposed to 75% of its total assets.
Accordingly, the investment restrictions are proposed to be removed because shareholders already have the right to vote on any changes to the Fund’s status as a diversified fund under the 1940 Act, and the 1940 Act establishes substantive limitations on the investments of diversified funds. The Fund would rely on the definition of the term “diversified company” under the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations as expressed in its current investment restrictions set forth above or under current applicable law. If current applicable law were to change, the Fund would be able to conform to any such new law without the Board or shareholders taking further action.

To the extent the Fund invests a greater amount of its assets in the securities of a single issuer, the Fund would be subject to additional risks. The Fund’s performance would be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund with a more broadly diversified portfolio.

The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.A.
Proposal 2.B. Fundamental Restriction Relating to Concentration
The following is the statement of the Fund’s current investment restriction relating to concentration.

The Fund may not concentrate more than 25% of the value of its assets in any one industry or any small group of related industries.

Proposed Revision
Under the proposed amendment, the Fund’s investment restriction with respect to concentration will provide as follows:

The Fund may not concentrate its investments in a particular industry or group of industries, as the term “concentration” is used in the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.
Discussion of Proposal 2.B.
The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund intends to concentrate its investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government, its agencies or instrumentalities) constitutes concentration. It is possible that this interpretation of concentration could change in the future. If the SEC staff’s interpretation of concentration were to change from its current position, the Fund would not be able to change its investment restriction with respect to concentration without seeking shareholder approval.
Unlike the Fund’s current investment restriction, the proposed investment restriction does not state a percentage limitation. Accordingly, the Fund’s proposed investment restriction would give the Fund the flexibility to take advantage of any future changes in the interpretation of “concentration” under the 1940 Act without the Board or shareholders taking further action.
The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.B.
Proposal 2.C. Fundamental Investment Restriction Relating to Investing for the Purpose of Exercising Control or Management
The following is the statement of the Fund’s current investment restriction relating to investing in other companies for the purpose of exercising control or management.

The Fund may not invest in other companies for the purpose of exercising control or management.

Proposed Revision
Under the proposed amendment, the Fund’s investment restriction with respect to investing for the purpose of exercising control or management will be removed. The removal of this investment restriction is not expected to have any material effect on the manner in which the Fund currently invests or operates or on the investment risks currently associated with the Fund.
Discussion of Proposal 2.C.
The Fund does not currently, and does not intend to, invest in other companies for the purpose of exercising control or management. However, the 1940 Act does not require a fund to set forth a fundamental investment restriction regarding investment for the purpose of exercising control or management. In addition, the Fund’s status as a diversified fund under the 1940 Act, as discussed above in Proposal 2.A., in any case limits the Fund as to the amount it may invest in any single issuer. Accordingly, the Adviser believes it is not necessary to designate this investment restriction as a fundamental investment restriction of the Fund.

The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.C.
Proposal 2.D. Fundamental Restriction Relating to Real Estate
The following is the statement of the Fund’s current investment restriction relating to real estate.

The Fund may not purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

Proposed Revision
Under the proposed amendment, the Fund’s investment restriction with respect to real estate will provide as follows:

The Fund may not purchase or sell real estate, except that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and sell real estate acquired as a result of the ownership of securities or other instruments.
Discussion of Proposal 2.D.
The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The 1940 Act does not prohibit a fund from investing in real estate, either directly or indirectly, nor does it prohibit a fund from investing in real estate mortgage loans.
The Fund is currently subject to an investment restriction that generally prohibits the purchase or sale of real estate or real estate mortgage loans. Under its current investment restriction, the Fund may, however, invest in securities issued by companies which invest in real estate or interests therein.
The proposed investment restriction, like the current investment restriction, generally prohibits the purchase or sale of real estate. However, the proposed restriction provides certain additional flexibility for the Fund to make additional types of real-estate related investments that are carved out as exceptions to the proposed restriction, including mortgage-related securities. The Fund does not currently invest in mortgage-related securities. While it may provide additional flexibility for the Fund in the future, the amendment to this investment restriction is not expected to have any material effect on the manner in which the Fund currently invests or operates or on the investment risks currently associated with the Fund.
If the Fund were to invest in mortgage-related securities, the Fund would be subject to additional risks. Declines in the credit quality of and defaults by the issuers of mortgage-related securities or instability in the markets for such securities may decrease the value of such securities, which could result in losses to the Fund, and may reduce the liquidity of such securities and make such securities more difficult to purchase or sell at an advantageous time and price. In addition, borrowers may default on the obligations that underlie mortgage-related securities. The risk of defaults by borrowers generally is greater during times of rising interest rates and/or unemployment rates. The impairment (or loss) of the value of collateral underlying mortgage-related securities will result in a reduction in the value of the securities. Recoveries of depreciated or damaged collateral may not fully cover payments due on such collateral.
Furthermore, mortgage-related securities typically provide the issuer with the right to prepay the security prior to maturity. During periods of rising interest rates, the rate of prepayments tends to decrease because borrowers are less likely to prepay debt (such as mortgage debt). Slower than expected payments can extend the average lives of mortgage-related securities, and this may “lock in” a below market interest rate and increase the security’s duration and interest rate sensitivity, which may increase the volatility of the security’s value and may lead to losses. During periods of falling interest rates, the rate of prepayments tends to increase because borrowers are more likely to pay off debt and refinance at the lower interest rates then available. Unscheduled prepayments shorten the average lives of mortgage-related securities and may result in the Fund’s having to reinvest the proceeds of the prepayments at lower interest rates, thereby reducing the Fund’s income.
The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.D.
Proposal 2.E. Fundamental Restriction Relating to Commodities
The following is the statement of the Fund’s current investment restriction relating to commodities.

The Fund may not purchase or sell commodities or commodity contracts.

Proposed Revision
Under the proposed amendment, the Fund’s investment restriction with respect to commodities will provide as follows:

The Fund may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws, and the rules thereunder, as interpreted or modified by regulatory authorities having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.E.
The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. The 1940 Act generally does not prohibit a fund from investing in commodities or commodity-related instruments. A fund is, however, limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid.
The Fund is currently subject to an investment restriction that generally prohibits the purchase or sale of physical commodities (for example, wheat, corn, cotton and rice). However, under the current investment restriction, the Fund does not have flexibility to engage in financial contracts and derivative instruments that, under the federal securities and commodities laws, may be considered to be commodities or commodities interests. Such investments are generally accepted under modern investment management and are regularly used by many mutual funds and institutional investors.
The proposed investment restriction, rather than generally prohibiting the purchase or sale of physical commodities, will state that the Fund may not purchase or sell physical commodities to the extent prohibited by the 1940 Act and other applicable laws and related interpretations (which would include, among other things, any changes to the rules and regulations administered by the Commodity Futures Trading Commission and the National Futures Association), as in effect from time to time. If current applicable law were to change, the Fund would be able to conform to any such new law without the Board or shareholders taking further action.
In addition, the proposed investment restriction will provide the Fund with the flexibility to engage in financial contracts and derivative instruments that, under the federal securities and commodities laws, may be considered to be commodities or commodities interests. While it may provide additional flexibility for the Fund in the future, the amendment to this investment restriction is not expected to have any material effect on the manner in which the Fund currently invests or operates or on the investment risks currently associated with the Fund.
If the Fund were to engage in financial contracts and derivative instruments, the Fund would be subject to additional risks. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Fund’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Fund could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Fund may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Changing regulation may make derivatives more costly, limit their availability, impact the Fund’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.
If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. Prices of commodities and commodity-related instruments may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
To the extent that investments in commodities are considered illiquid, the Fund will be limited in the amount of illiquid assets it may purchase. Under Rule 22e-4 under the 1940 Act, the Fund may not invest more than 15% of its net assets in illiquid investments.
In addition, the Fund will not qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code in any taxable year for which more than 10% of its gross income consists of certain “non-qualifying” income, which includes gains from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions). To remain within that limitation, the Fund may need to limit its purchases of commodity-related investments that generate nonqualifying income, hold such an investment to avoid realizing non-qualifying income, sell such an investment at a loss, or take other actions, such as sell other investments, when for investment reasons it would not otherwise do so. The Fund would not intend to sell commodity-related investments when doing so would cause it to fail to qualify as a RIC under the Internal Revenue Code.
The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.E.
Proposal 2.F. Fundamental Restriction Relating to Loans
The following is the statement of the Fund’s current investment restriction relating to loans.

 The Fund may not make loans to other persons; provided that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

Proposed Revision
Under the proposed amendment, the Fund’s investment restriction with respect to loans will provide as follows:

The Fund may not make loans to other persons to the extent prohibited by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.F.
The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in making loans to other persons. In addition to a loan of cash, a loan may include certain transactions and investment-related practices under certain circumstances (e.g., lending portfolio securities, purchasing certain debt instruments and entering into repurchase agreements).
The Fund is currently subject to an investment restriction that generally prohibits the making of direct loans. However, under its current investment restriction, the Fund has flexibility to engage in certain investment-related practices (e.g., purchasing certain debt instruments) that are carved out as exceptions to the restriction.
The proposed investment restriction will state that the Fund may not make loans to other persons to the extent prohibited by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, the Fund would be able to conform to any such new law without the Board or shareholders taking further action.
The proposed amendment would allow the Fund to engage in all forms of lending (including loans of cash and portfolio securities) — and thus become a creditor — to the full extent permitted under the 1940 Act and related interpretations, as in effect from time to time. Thus, the Fund would continue to be able to engage in the types of transactions presently permitted by the current investment restriction, such as investing in debt securities, as well as to engage in other activities that could be deemed to be lending, such as the making of securities loans and the acquisition of other forms of debt instruments. Loans and debt instruments involve the risk that the party responsible for repaying a loan or paying the principal and interest on a debt instrument will not meet its obligation. However, while it may provide additional flexibility for the Fund in the future, the amendment to this investment restriction is not expected to have any material effect on the manner in which the Fund currently invests or operates or on the investment risks currently associated with the Fund.
The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.F.
Proposal 2.G. Fundamental Restriction Relating to Underwriting
The following is the statement of the Fund’s current investment restriction relating to underwriting.

The Fund may not underwrite the securities of other issuers except insofar as the Fund may technically be deemed an “underwriter” under the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities.

Proposed Revision
Under the proposed amendment, the investment restriction with respect to underwriting for the Fund will provide as follows:

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting or as otherwise permitted by the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.G.
The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the business of underwriting securities issued by others. Under the federal securities laws, a person may be deemed to be an “underwriter” if the person purchases securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities (such as restricted securities) in a private transaction for investment purposes and later resell such securities to institutional or other investors. In these circumstances, a fund may be considered to be within the technical definition of an underwriter under the federal securities laws notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting.
The proposed amendment modifies the Fund’s investment restriction to permit the Fund to underwrite the securities of other issuers to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time. If current applicable law were to change, the Fund would be able to conform to any such new law without the Board or shareholders taking further action. The Fund has no intention of participating in the underwriting of securities (other than to the extent the Fund may be deemed an underwriter under federal securities laws by reason of purchases and sales of portfolio securities). The current investment restriction permits the Fund to resell restricted securities, and the proposed investment restriction would not change this.
The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.G.
Proposal 2.H. Fundamental Restriction Relating to Purchase of Securities on Margin, Short Sales, and Put and Call Options
The following is the statement of the Fund’s current investment restriction relating to purchase of securities on margin, short sales, and put and call options.

The Fund may not purchase securities on margin (except for short-term credit necessary for clearance of portfolio transactions) or sell securities short or write, sell or buy puts or calls, or any combination thereof.

Proposed Revision
Under the proposed amendment, the Fund’s investment restriction relating to the purchase of securities on margin, short sales of securities, and writing, selling or buying puts or calls will be removed. The 1940 Act does not require mutual funds to adopt fundamental investment restrictions of this kind. The removal of this investment restriction is not expected to have any material effect on the manner in which the Fund currently invests or operates or on the investment risks currently associated with the Fund.
Discussion of Proposal 2.H.
The Fund does not currently, and does not intend to, purchase of securities on margin (except for short-term credit necessary for clearance of portfolio transactions), engage in short sales, or write, sell or buy puts or calls. However, the 1940 Act does not require a fund to set forth a fundamental investment restriction regarding these investment practices. In the future, if the Adviser deemed it advisable for the Fund to engage in these investment practices, the Adviser would only do so in conformance with the requirements of the 1940 Act, the regulations thereunder, and the Fund’s then current prospectus and SAI.
The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the issuance of senior securities. The Fund currently has a fundamental investment restriction (which is not proposed to be amended) providing that the Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. Under the 1940 Act, an open-end fund may not issue “senior securities,” a term that is defined, generally, to refer to obligations that have a priority over the fund’s shares with respect to the distribution of fund assets or the payment of dividends. SEC rules, however, permit a fund, provided certain conditions are met, to engage in a number of types of transactions that might otherwise be considered to create senior securities, including short sales, certain options and futures transactions, and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment and delayed delivery transactions).
If the Fund were to engage in short sales, the Fund would be subject to additional risks. The Fund will incur a loss as a result of a short position if the price of the asset sold short increases between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks that could cause or increase losses or reduce gains, including greater reliance on the investment adviser’s ability to accurately anticipate the future value of a security or instrument, potentially higher transaction costs, and imperfect correlation between the actual and desired level of exposure. Short sales, at least theoretically, present a risk of unlimited loss on an individual security basis, particularly in cases where the Fund is unable, for whatever reason, to close out its short position, because the Fund may be required to buy the security sold short at a time when the security has appreciated in value, and there is potentially no limit to the amount of such appreciation. In addition, by investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, in that it amplifies changes in the Fund’s net asset value because it increases the Fund’s exposure to the market and may increase losses and the volatility of returns. Market or other factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.
The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.H.
Proposal 2.I. Fundamental Restriction Relating to Borrowing Money
The following is the statement of the Fund’s current investment restriction relating to borrowing money.

The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only to an amount not exceeding 5% of the cost value of all its assets and for a period not exceeding 60 days.

Proposed Revision
Under the proposed amendment, the Fund’s investment restriction with respect to borrowing money will provide as follows:

The Fund may not borrow money, except as permitted under the 1940 Act, and the rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

Discussion of Proposal 2.I.
The 1940 Act requires a fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in borrowing money. The 1940 Act limits the amount a fund may borrow. Currently, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes, such as clearance of fund transactions and share redemptions. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.
The proposed amendment modifies the Fund’s investment restriction to permit the Fund to borrow money, and to engage in trading practices and investments that may be considered to be borrowings, to the full extent permitted by the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations and time periods that are more restrictive than required by current applicable law. If current applicable law were to change, the Fund would be able to conform to any such new law without the Board or shareholders taking further action.
Borrowing money creates leverage. The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. Leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. The Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.
The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.I.
Proposal 2.J. Fundamental Restrictions Relating to Pledging, Mortgaging or Hypothecation of Assets
The following is the statement of the Fund’s current investment restriction relating to the pledge, mortgage, or hypothecation of its assets.

The Fund may not pledge, mortgage or hypothecate its assets taken at market to an extent greater than 15% of its gross assets taken at cost.

Proposed Revision
Under the proposed amendment, the Fund’s investment restrictions relating to pledging, mortgaging or hypothecating its assets will be removed. The 1940 Act does not require the Fund to have a fundamental investment restriction regarding pledging, mortgaging or hypothecating, or otherwise encumbering its assets. The removal of this investment restriction is not expected to have any material effect on the manner in which the Fund currently invests or operates or on the investment risks currently associated with the Fund.
Discussion of Proposal 2.J.
Although the Fund currently is permitted, subject to the percentage limitation in the current investment restriction, to pledge assets in connection with securing borrowings or issuing senior securities, the elimination of this restriction is recommended to ensure flexibility in the future to engage in such borrowing and other transactions, which may require the fund to encumber its assets, in response to changing market conditions and circumstances. In the future, if the Adviser deemed it advisable for the Fund to engage in these investment practices, the Adviser would only do so in conformance with the requirements of the 1940 Act, the regulations thereunder, and the Fund’s then current prospectus and SAI.
The pledging of assets has the risk that it could decrease the Fund’s ability to sell or otherwise dispose of such assets and could grant the fund’s creditors with control and disposition rights with respect to such assets. If the Fund pledged a large portion of its assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Fund’s borrowing limits would remain consistent with limits prescribed under the 1940 Act, which limits any borrowings to 33 1/3% of the Fund’s total assets. Additionally, the Fund is managed in accordance with the liquidity requirements of Rule 22e-4 under the 1940 Act. Under Rule 22e-4, the Fund may not invest more than 15% of its net assets in illiquid investments.
The Board recommends that the shareholders of the Fund vote “FOR” Proposal 2.J.
Required Vote for each of Proposals 2.A. through 2.J.
The shareholders of the Fund will vote on the approval of each of Proposals 2.A. through 2.J. Approval of each of Proposals 2.A. through 2.J. will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2.A. through 2.J., “voting securities” refers to the shares of the Fund. The approval of any one amendment in Proposals 2.A. through 2.J. is not contingent on the approval of any other amendments in Proposals 2.A. through 2.J.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd. (“Cohen”) serves as the Fund’s independent registered public accounting firm. Upon recommendation of its Audit Committee, the Board has selected Cohen as the independent registered public accounting firm to audit and certify the financial statements for the Fund’s most recent fiscal year ended December 31, 2020 and current fiscal year ending December 31, 2021.  Representatives of Cohen will not be present at the Meeting.

Audit Fees.  For the Fund’s two most recent fiscal years ended December 31, 2019 and December 31, 2020, aggregate fees billed by Cohen for the audit of the Fund’s annual financial statements and services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those two fiscal years were $13,500 and $14,250, respectively.
Audit-Related Fees.  Cohen did not perform any assurance or services related to the performance of the audits of the Fund’s financial statements for the two most recent fiscal years ended December 31, 2019 and December 31, 2020, which are not set forth under “Audit Fees” above.
Tax Fees.  Cohen prepared the Fund’s federal and state income tax returns for the two most recent fiscal years ended December 31, 2019 and December 31, 2020.  Aggregate fees billed to the Trust by Cohen for professional services for tax compliance, tax advice, and tax planning for the Fund for the two most recent fiscal years ended December 31, 2019 and December 31, 2020 were $2,000 and $2,500, respectively.  All of these fees were required to be approved by the Audit Committee.
All Other Fees.  Cohen neither performed services for the Fund nor delivered any products to the Fund for the Fund’s two most recent fiscal years ended December 31, 2019 and December 31, 2020, other than as set forth above.
Pre-Approval of Certain Services.  The Audit Committee Charter requires pre-approval of all auditing and permissible non-audit services to be provided to the Fund, including fees.  Accordingly, all of the non-audit services were required to be pre-approved, and all of the non-audit services were pre-approved by the Audit Committee.
Non-Audit Fees Paid by Investment Advisers and Their Affiliates.  For the Fund’s two most recent fiscal years December 31, 2019 and December 31, 2020, Cohen did not bill for any non-audit fees except for the preparation of the Fund’s federal and state income tax returns for such fiscal years as set forth above, and did not bill the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Fund for any non-audit fees.
VOTING INFORMATION
Shareholders of record as of the close of business on the Record Date will be entitled to vote at the Meeting.

Each whole share of the Fund is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. As of the Record Date, there were 10,340,431.766 outstanding shares of the Fund that are entitled to vote at the Meeting.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the respective Proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder at the Meeting may withdraw his or her proxy by voting at the Meeting.

Prompt execution and return of the enclosed proxy card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

If you attend the Meeting via conference call, you will have the opportunity to (i) participate in the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker-dealer, you may still attend the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record. Legal proxies must be submitted to AST Fund Solutions by 5 p.m., Eastern Time, on April 21, 2021.

Required Shareholder Vote

The shareholders of the Fund will vote collectively on Proposal 1. To be elected as Trustees under Proposal 1, persons nominated as Trustees must receive a plurality of the votes cast, which means that the three (3) Nominees receiving the highest number of votes cast at the Meeting will be elected as long as the votes “FOR” a Nominee exceed the votes “AGAINST” that Nominee. With respect to Proposal 1, the presence, by attendance at the Meeting or by proxy, of at least 30% of the shares of the Trust entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. The approval of one Nominee is not contingent on the approval of the other Nominees.

The shareholders of the Fund will vote collectively on the approval of each of Proposals 2.A. through 2.J. Approval of each of Proposals 2.A. through 2.J. will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to Proposals 2.A. through 2.J., “voting securities” refers to the shares of the Fund. With respect to Proposals 2.A. through 2.J., the presence, by attendance at the Meeting or by proxy, of at least 30% of the shares of the Fund entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. The approval of any one amendment in Proposals 2.A. through 2.J. is not contingent on the approval of any other amendments in Proposals 2.A. through 2.J.

Abstentions and broker non-votes (i.e., shares held by brokers who do not have discretionary authority to vote on a particular matter and for which the brokers have not received voting instructions from their customers) are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against a Proposal. Therefore, abstentions and broker non-votes will have the same effect as a vote “against” Proposals 2.A. through 2.J. because each of these Proposals requires the affirmative vote of a specified majority of the Fund’s outstanding voting securities. However, abstentions and broker non-votes will not have an effect on Proposal 1, which requires a plurality of the votes cast.

As of the Record Date, except as set forth below, to the Trust’s knowledge, no person owned beneficially or of record more than 5% of any class of the outstanding shares of the Fund. Shareholders owning more than 25% of the outstanding shares of the Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Name and Address of Owner	Shares Beneficially Owned	Percentage Owned
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	8,766,767.462	84.79%

Charles Schwab & Co. 211 Main Street San Francisco, CA 94105-1905	769,669.455	7.44%

Solicitation of Proxies

Solicitation of proxies is being made by the Trust primarily by distribution of this Notice and Proxy Statement on or about March 26, 2021. The principal solicitation will be by mail, but proxies also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of the Adviser or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies: (1) by Internet at our website at https://vote.proxyonline.com/evercore/docs/2021.pdf ; (2) by telephone at 1-800-434-3719; or (3) by mail, with the enclosed proxy card. In lieu of executing a proxy card, you may attend the Meeting by telephone. The Trust will request that brokers or nominees who hold shares of the Fund in their names forward these proxy materials to the beneficial owners of those shares. The Fund has retained AST Fund Solutions, Inc., a proxy solicitation and tabulation firm, to assist in the distribution and tabulation of proxy materials and shareholder votes, at an anticipated cost of approximately $6,700. The cost of the Meeting, including the cost of solicitation of proxies and the expenses associated with reimbursing brokers or nominees for their reasonable expenses in forwarding solicitation material to beneficial owners, will be borne by the Fund.

Adjournment or Postponement

If the quorum necessary to transact business with respect to the Fund is not established, or if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented by attendance at the Meeting or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. The Meeting may be adjourned without further notice to shareholders to a date not more than 120 days after the Record Date. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Fund is not required to hold annual shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management.  Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, Ruth Calaman, c/o EWM, 55 East 52nd Street, 23rd Floor, New York, New York 10055.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Shareholders will be given notice of any meeting of shareholders not less than ten days before the date of the meeting.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-443-4693.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-800-443-4693 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Other Matters

The Fund is not aware of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

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We need your vote. It is important that you execute and return your proxy card promptly.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-434-3719 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Evercore Equity Fund

The undersigned stockholder of Evercore Equity Fund, a series of Wall Street EWM Funds Trust, hereby appoints ____________ and _____________, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of Evercore Equity Fund ("Special Meeting") to be held on April 23, 2021 at 10:00 a.m. Eastern Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-434-3719**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 23, 2021. The proxy statement for this meeting is available at: https://vote.proxyonline.com/evercore/docs/2021.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Evercore Equity Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1	Election of Board of Trustees	FOR	WITHHOLD	
	1a. Frederick Taylor	○	○	
	1b. Laird I. Grant	○	○	
	1c. Katharine L. Plourde	○	○	
2	**To approve changes to the Fund's fundamental investment restrictions with respect to:**	**FOR**	**AGAINST**	**ABSTAIN**
	2a. investing in a single issuer	○	○	○
	2b. concentration	○	○	○
	2c. investing in other companies for the purpose of exercising control	○	○	○
	2d. investing in real estate	○	○	○
	2e. investing in commodities	○	○	○
	2f. making loans	○	○	○
	2g. underwriting	○	○	○
	2h. purchasing securities on margin, short sales, and put and call options	○	○	○
	2i. borrowing money	○	○	○
	2j. pledging, mortgaging or hypothecation of assets	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]